UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) December 7, 2004


                               CONVERA CORPORATION
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             (Exact name of registrant as specified in its charter)

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
                    Delaware                                000-31989                          54-1987541
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(State or other jurisdiction of incorporation)       (Commission File No.)        (I.R.S. Employer Identification No.)
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                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 22182
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (703) 761-3700

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     _____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     _____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     _____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     _____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.  Costs Associated with Exit or Disposal Activities

     On December 10, 2004, Convera Corporation ("Convera" or the "Company") announced that it has effected a re-alignment of its operating infrastructure. This restructuring was approved by the Company's Board of Directors at a meeting held on November 30, 2004. Convera's management began implementing the restructuring, including notifying affected employees, on Tuesday, December 7, 2004. This action is aimed at reducing approximately $10 million of annualized expense through a general workforce reduction, facility consolidations, reduced marketing expenses and decreased other general operating costs. Additionally, the Company will transfer certain existing personnel resources to the Company's previously announced web indexing initiative. The Company expects to complete the required components of this restructuring in its fourth quarter ending January 31, 2005. Once concluded, the Company's primary focus will be to accelerate its web indexing development activities and to increase Convera's existing presence in the high-end search market, specifically within the law enforcement and intelligence gathering community as well as the media, entertainment and publishing sectors.

     These expense adjustments are aimed at positioning the Company's Intranet search products business (e.g. RetrievalWare) to reach net income profitability. The Company expects to increase the level of investment in its web indexing initiative and as previously disclosed may elect to seek funding sources for this development effort over the coming quarters. The Company will take a restructuring charge of approximately $800,000 during its fourth quarter. The Company expects that substantially all of the restructuring charge will relate to one-time employee severance costs.

     A copy of Convera's press release announcing such restructuring is attached to this Form 8-K as Exhibit 99.1.

Item 9.01(c).  Financial Statements and Exhibits

     99.1 Press Release of Convera Corporation dated December 10, 2004 announcing a corporate restructuring.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                            CONVERA CORPORATION


                                            By:      /s/  JOHN R. POLCHIN
                                                     John R. Polchin
                                                     Chief Financial Officer

Date:  December 10, 2004

                                                                    Exhibit 99.1
CONVERA




                                                                        Contact:
                                                                 John R. Polchin
                                                       Chief Financial Officer
                                                                         Convera
                                                                    703.761.3700


                    Convera Announces Corporate Restructuring

              Company to Increase Focus on High-End Search Market; Re-Alignment Aimed to Reduce Approximately $10 Million of Annualized Expense


Vienna, Va., December 10, 2004 - Convera Corporation (NASDAQ: CNVR), a leading provider of search and categorization software for enterprises and government agencies, today announced that it has effected a re-alignment of its operational infrastructure. This action is aimed at reducing approximately $10 million of annualized expense through a general workforce reduction, facility consolidations, reduced marketing related expenses and decreased other general operating costs. Additionally, as part of this restructuring, the Company will transfer certain existing personnel resources to the Company's previously announced web indexing initiative. Once concluded, the Company's primary focus will be to accelerate its web indexing development activities and to increase Convera's existing presence in the high-end search market, specifically within the law enforcement and intelligence gathering community as well as the media, entertainment and publishing sectors.

These expense adjustments are aimed at positioning the Company's Intranet search products business (e.g. RetrievalWare) to reach net income profitability. The Company expects to increase the level of investment in its web indexing initiative and as previously disclosed may elect to seek funding sources for this development effort over the coming quarters.

The Company will take a restructuring charge of approximately $800,000 during its fourth quarter related to this re-alignment.


About Convera Convera is a leading provider of mission-critical enterprise search and categorization solutions. Convera's RetrievalWare solutions maximize return on investment in vast stores of unstructured information by providing highly scalable, fast, accurate and secure search across more than 200 forms of text, video, image and audio information, in more than 45 languages. More than 900 customers in 33 countries rely on Convera's search solutions to power a broad range of applications including enterprise portals, knowledge management, intelligence gathering, profiling, corporate policy compliance, regulatory compliance, customer service and more. For more information, contact Convera at 800-788-7758, via e-mail at info@convera.com or on the Web at www.convera.com


This release, including any statements from Convera personnel, contains statements about Convera's future expectations, performance, plans, and prospects, as well as assumptions about future events. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including without limitation, business and economic conditions and trends; the ability to continue funding operating losses; fluctuations in operating results including impacts from reduced corporate IT spending and lengthier sales cycles; continued success in technological advances and development including the Web indexing initiative; possible disruption in commercial activities caused by terrorist activity and armed conflict, such as changes in logistics and security arrangements; reduced customer demand relative to expectations; competitive factors; and other risk factors listed from time to time in the company's SEC reports. Actual results may differ materially from our expectations as the result of these and other important factors relating to Convera's business and product development efforts, which are further described in Convera's filings with the Securities and Exchange Commission. These filings can be obtained from the SEC's website located at www.sec.gov. Any forward-looking statements are based on information available to Convera on the date of this release, and Convera assumes no obligation to update such statements. The Convera design logo and the following are worldwide trademarks of Convera: Convera(TM), RetrievalWare(R), and Screening Room(R). The names of actual companies and products mentioned herein may be the trademarks of their respective owners.